Goldman, Sachs & Co.
2010 U.S. Financial Services Conference
Steven Freiberg
Chief Executive Officer
© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
December 8, 2010
Exhibit 99.1

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Safe Harbor Statement
This presentation contains certain projections or other forward-
looking statements regarding future events or the future
performance of the Company. Various factors, including risks and uncertainties referred to in the 10Ks, 10Qs and other
reports E*TRADE Financial Corporation periodically files with the SEC, could cause our actual results to differ materially from those indicated by our projections or other forward-
looking statements. This presentation also contains disclosure of non-GAAP financial measures. A reconciliation of these
financial measures to the most directly comparable GAAP
financial measures can be found on the investor relations site at https://investor.etrade.com.
© 2010 E*TRADE Financial Corp. All rights reserved.

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Overview
Solid Retail Brokerage Franchise, Enhanced by
Corporate Services & Market Making Businesses
Optimizing Value of Customer Deposits
Strengthening Financial Position
Improving Legacy Loan Portfolio

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Solid Retail Brokerage Franchise
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2010
THE WALL STREET JOURNAL MAGAZINE
SmartMoney
HIGHEST RATING
TRADING TOOLS
CUSTOMER SERVICE
BANKING SERVICES

E*TRADE®

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Solid Retail Brokerage Franchise
Achieving competitive DART levels, continuing
to gain market share versus traditional brokers
Growing net new brokerage assets
Improving brokerage account attrition,
account quality, and customer satisfaction
Introducing new products and enhancements
for both active traders and long-term investors
Maintaining disciplined expense management
Generating consistent profitability

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
175
203
180
158
155
170
127
145
0
25
50
75
100
125
150
175
200
225

Solid Retail Brokerage Franchise
Competitive DART levels
179K
150K
YTD
2010
Oct /
Sep
Q3/
Q2
Q2/
Q1
E*TRADE 14% 26% 10%
Industry 10% 21% 7%

(000's)
(000's)
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Oct. 10

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
0

Solid Retail Brokerage Franchise
Growth in brokerage accounts & average assets per account
Brokerage accounts Average brokerage assets per account
(1)
2,300
2,350
2,400
2,450
2,500
2,550
2,600
2,650
2,700
$0
$10
$20
$30
$40
$50
$60
$70

© 2010 E*TRADE Financial Corp. All rights reserved.
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E*TRADE Financial Corporation’s written permission.
13.2%
12.4%
11.6%
14.3%
15.3%
13.0%
10.0%
10.3%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%

Solid Retail Brokerage Franchise
Improved brokerage account attrition
(2)
Goal:  10%
13.3% 12.6%

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
Solid Retail Brokerage Franchise

$7.2B
Consistent growth in net new brokerage assets
(3)
$6.6B
YTD
Brokerage asset flows
(4)
FY 2008:      3.6%
FY 2009:      8.6%
YTD 2010:    6.6%

($ in B)
39% Y/Y increase
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10

E*TRADE®

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
$4.6
$4.8
$3.8
$3.7
$3.3
$3.0
$2.3
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
Solid Retail Brokerage Franchise

Growth in customer margin receivables

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
$0
$5
$10
$15
$20
$25
$30
$35
Solid Retail Brokerage Franchise

Improved strategic mix of customer cash,
providing longer duration and lower cost funding
Brokerage related cash
Bank related cash
29%
71%
32%
68%
34%
66%
39%
61%
42%
58%
47%
53%
51%
49%

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Solid Retail Brokerage Franchise

21%
79%
Enhanced by Corporate Services Group
Market leader in
administering stock plans
for public companies
More than 8 other providers
E*TRADE Corporate Services
Build on position as market leader:
Corporate clients comprise +20% of the S&P 500
Leverage best in class platform:
Equity Edge Online
Foster strategically important channel for
brokerage accounts:
Generating 25-30% of gross new brokerage
accounts
Cultivate retail relationships with corporate
employees:
Increasing dedicated relationship managers
Pursue strategic partnerships for growth:
Leveraging complementary capabilities
*GROUP FIVE rating for overall satisfaction and loyalty among broker plan administrators for full and partial outsourced stock plan administration.

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Solid Retail Brokerage Franchise
Enhanced by Market Making operations
Leveraging world class technologies and superior execution capabilities
Leading market share in OTC, foreign securities / ADRs;
growing market share in National Market Securities
Capitalizing on strategically important internal order flow
Growing base of external customers, comprising 165+ broker/dealers, up 15%+ y/y
($ in MM)
2009 2010
YTD
Revenue $88 $76
Revenue from
external customers
36% 44%
Principal Transactions Revenue

$0
$5
$10
$15
$20
$25
20% growth since 2008
(5)

($ in MM)
12% Y/Y decline
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10

E*TRADE®

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
$0
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$250
$300
$350
Solid Retail Brokerage Franchise

Disciplined expense management
Trading and Investing
$1.2B
Balance Sheet Management
Corporate
$0.8B
YTD

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
$0
$50
$100
$150
$200
$250
Solid Retail Brokerage Franchise

Consistently profitable trading and investing segment
Segment income
$760M
$547M
YTD

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E*TRADE

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Solid Retail Brokerage Franchise
Strategies for growth
Increasing partner network
Rolling out developer kit
Application
Programming
Interface (API)
Evolving Products & Platform
Personalized
investor portal
A unique, customizable
investor experience
E*TRADE
Mobile Pro
Superior mobile platform,
accessing our most powerful
desktop tools
Platform for Android
Enhanced
capabilities in
options, futures
and FX
3-4 legged spreads
Portfolio margining
Communities
Connecting customers for
education, investing ideas

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Solid Retail Brokerage Franchise
Strategies for growth
Turbocharging Sales & Enhancing Service
Significantly
increasing sales
impact
Increase sales network +35% in 2011; incremental to +17% in 2010
Implementing performance management plan that clearly measures, targets, and rewards performance
Improving lead generation, maximizing asset gathering
Segmentation and targeting of long-term investors for outreach
Expanding
annuitized
revenue product
sales
Greater focus on mutual funds and Managed Investment Portfolios
Launching unified managed and separately managed accounts
Continuous improvements in awareness/packaging of diversified investment products
Continuously
improving the
customer
experience
Improved first call resolution from 30% to 60%; raised customer satisfaction 24% over 2 years.  Net promoter score 33% in 2010, up from 16% in 2009.
Enhanced self-help tools – online service center
Re-engineered customer routing – 50% interactive voice response

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Funds account
Completes application…
Starts application process…
Prospect visits site…
Opportunities to drive greater
conversion
New advertising campaign
Homepage optimization
w/dynamic content
New online application
Updated on-boarding
Opportunities for greater conversion of prospects
Solid Retail Brokerage Franchise
•Print
•Other
•TV
•Online
Marketing Sales Channels
•Local branches
•National centers
Every 10k gross new accounts
~$200MM in assets / $3MM in revenue

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© 2010 E*TRADE Financial Corp. All rights reserved.
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E*TRADE Financial Corporation’s written permission.

Solid Retail Brokerage Franchise
Strategies for growth
Refining Brand & Marketing
Prospect site & homepage
optimization
8 BETA versions of site, increasing
prospect conversions +5%
Overhauled online application
Targeted and aggressive
offers and direct marketing
Testing multiple offers; focused on
greater assets and account quality
Dynamic communication in online
ads; audience targeting
Balancing campaign mix
between renowned “baby”
and new “passion”
advertisements
“Passion” campaign focused on
mature, wealthy prospects
Expanding brand recognition
beyond trading

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Solid Retail Brokerage Franchise
Expanding offerings for long-term investors
Broaden and strengthen revenue drivers through disruptive
innovation, expanding beyond current business model
(customer base, wallet share, other revenue drivers)
Complementing organic growth strategies
Developing innovative product and service offerings based on significant unmet consumer needs and large opportunity spaces
Creating opportunities to grow revenue with new, larger population segments
Focusing on concepts with disruptive & scale potential; leveraging brand, business model, and customer base
Formed an experienced and focused group to lead disruptive innovation;
currently in research to identify, understand, test, and prioritize approach to:

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Optimizing Value of
Customer Deposits
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© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Optimizing Value of Customer Deposits

Improving mix of loans and customer deposits
$0
$5
$10
$15
$20
$25
$30
$35
Q1 09 Q3 10 Q1 09 Q3 10
91%
78%
51%
29%
$34B
$32B
22%
49%
71%
$26B
9%
Loans, net Margin receivables Bank related cash Brokerage related cash
$21B
Loans
Customer Deposits
Average customer yield
(6)
12bps
39bps
22bps
222bps

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Optimizing Value of Customer Deposits
Customer deposit franchise driving balance sheet size and mix
Target interest earning assets: ~ $40B
Balance Sheet Reinvestment Strategies
Continue to increase brokerage deposits
Focus on growing customer margin receivables
Segmentation of legacy loan portfolio
Invest in agencies and other high quality assets
Manage challenges of interest rate environment

($ in B)
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Optimizing Value of Customer Deposits
Customer deposit franchise driving balance sheet size and mix
$46.6
$44.3
$44.7
$45.2
$44.3
$43.8
$42.4
$41.0
$39.7
$36
$38
$40
$42
$44
$46
$48
2.63%
2.32%
2.34%
2.91%
2.82%
2.86%
2.96%
2.89%
2.95%
2.00%
2.20%
2.40%
2.60%
2.80%
3.00%
3.20%
Average enterprise interest earning assets
Enterprise net interest spread

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Improving Legacy Loan Portfolio
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© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Improving Legacy Loan Portfolio
($ in B)
Loan
Balance
9/30/07
(7)
Paydowns
(8)
Charge-offs
Loan
Balance
9/30/10
(7)
1-4 Family loans $16.9 ($7.4) ($0.8) $8.7
Home equity $12.4 ($3.3) ($2.3) $6.8
Consumer $3.0 ($1.2) ($0.2) $1.6
TOTAL
$32.3 ($11.9) ($3.3) $17.1
Loan portfolio continues to run off

($ in MM)
29% Y/Y decline
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10

E*TRADE

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
$0
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$500
$600
$700

Improving Legacy Loan Portfolio
Improvement in 1-4 family delinquencies
30-89 Days delinquent
Portfolio size: $8.7B
48% from 2007 peak

($ in MM)
25% Y/Y decline
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
$0
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$300
$350

Improving Legacy Loan Portfolio
Improvement in home equity delinquencies
30-89 Days delinquent
Portfolio size: $6.8B
48% from 2007 peak

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10

Improving Legacy Loan Portfolio
Allowance
Provision for
loan losses
Charge-offs
Continued decline in provision and charge-offs
$1,201 $1,219 $1,215 $1,183 $1,162 $1,103 $1,033
8 quarters of
declining provision

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Strengthening Financial Position
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© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Strengthening Financial Position
Generating regulatory risk-based capital ($ in MM)
Q1 09 ($271)
Q2 09 ($33)
Q3 09 ($26)
Q4 09 ($86)
Q1 10 $47
Q2 10 $63
Q3 10 $81
Capital generation
(usage)
(9)
$35
$152
$198
$0
$50
$100
$150
$200
$250
Sources Uses
Q3 2010 capital generation
(9)
of $81MM
Bank earnings
(10)
Loan loss provision
Portfolio changes and other
(11)

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Strengthening Financial Position
Generating capital in excess of regulatory and management targets
Bank capital
(12)
as of 9/30/10 ($ in millions)
Well-
capitalized
threshold
Ratio
Excess to
well-capitalized
threshold
Excess to
management
target
Total capital to
risk-weighted
assets
10.0%
15.0%
$1,090 $590
Tier I Capital to
total adjusted
assets
5.0%
7.4%
$976 $569
9/30/10
Excess to
management
target
Corporate cash
($ in millions)
$490 $158

© 2010 E*TRADE Financial Corp. All rights reserved.
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E*TRADE Financial Corporation’s written permission.

Strengthening Financial Position
Continued improvement in pre-tax income (loss)
($867)
($1,279)
($2,175)
-$2,500
-$2,000
-$1,500
-$1,000
-$500
$0
$500
Excludes impact
of Debt Exchange
(13)

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Overview
Solid Retail Brokerage Franchise, Enhanced by
Corporate Services & Market Making Businesses
Optimizing Value of Customer Deposits
Strengthening Financial Position
Improving Legacy Loan Portfolio

© 2010 E*TRADE Financial Corp. All rights reserved. This presentation contains confidential information and may not be disclosed without E*TRADE Financial Corporation’s written permission. 35

© 2010 E*TRADE Financial Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.

Appendix
Explanation of Non-GAAP Measures and Certain Metrics
Management believes that bank earnings before taxes and before credit losses is an appropriate measure for evaluating the operating and liquidity performance of the Company. Management believes that the elimination of certain items from the related GAAP measures is helpful to investors and analysts who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Management uses non-GAAP information internally to evaluate our operating performance in formulating our budget for future periods.
(1) Average brokerage assets per account is calculated as the sum of security holdings and brokerage related cash divided by end of period brokerage accounts.
(2) The attrition rate is calculated by dividing attriting
(a)
brokerage accounts, by total brokerage accounts, for the previous period end. This measure is presented annually and on an annualized basis (where it appears quarterly).
(a) Attriting brokerage accounts: Gross new brokerage accounts, less net new brokerage accounts.
(3) The net new brokerage assets metrics treat asset flows between E*TRADE entities in the same manner as unrelated third party accounts.
(4) Brokerage asset flows are calculated by dividing the total amount of net new brokerage assets for the period, by the total amount of brokerage assets
(a)
for the previous period end.
(a) Brokerage assets: Sum of security holdings and brokerage related cash.
(5) Growth rate is calculated using annualized revenue for 2010 based on the nine months ended September 30, 2010.
(6) Average customer yield includes customer cash balances held by third parties.
(7) Represents unpaid principal balances.
(8) Net paydowns includes paydowns on loans as well as limited origination activity, home equity advances, repurchase activity, limited sale and securitization activities and transfers to real estate owned assets.
(9) Capital generation (usage) represents the increase (decrease) in excess risk-based capital at E*TRADE Bank excluding any capital downstreams.
Q3 2010 Q2 2010 Q1 2010 Q4 2009 Q3 2009 Q2 2009 Q1 2009
Income (loss) before income tax benefit 35,544 $         52,259 $         (65,929) $        (128,530) $      (1,151,349)$    $  (211,496) (344,056) $
Add back:
Non-bank loss before income tax benefit (b) 49,775 49,860 58,016 80,286 1,032,910 71,731 84,525
Provision for loan losses 151,983 165,666 267,979 292,402 347,222 404,525 453,963
Gains on loans and securities, net (46,904) (48,908) (29,046) (18,667) (41,979) (73,170) (35,290)
Net impairment 7,301 12,158 8,652 21,412 19,229 29,671 18,783
Losses on early extinguishment of FHLB advances - - - - 37,239 10,356 2,999
Bank earnings before taxes and before credit losses 197,699 $       231,035 $       239,672 $       246,903 $       243,272 $      231,617 $     180,924 $
(10) Bank earnings before taxes and before credit losses represents the pre-tax earnings of E*TRADE Bank Holding Company (“Bank”) provision for loan losses, gains (losses) on loans and securities, net, net impairment and losses on early extinguishment of FHLB advances.  This metric shows the amount of earnings that the Bank, after accruing for the interest expense on its trust preferred securities, generates each quarter prior to credit related losses, primarily provision and losses on securities. Management believes this non-GAAP measure is useful to investors and analysts as it is an indicator of the level of credit related losses the Bank can absorb without causing a decline in E*TRADE Bank’s excess risk-based capita l(a). Below is a reconciliation of Bank earnings before taxes and before credit losses from loss before income taxes:
(a) Excess risk-based capital is the excess capital that E*TRADE Bank has compared to the regulatory minimum well-capitalized threshold.
(b) Non-bank loss represents all of the Company’s subsidiaries, including Corporate, but excluding the Bank.

© 2010 E*TRADE Financial Corp. All rights reserved.
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E*TRADE Financial Corporation’s written permission.

(11) Portfolio changes and other includes the decrease in risk based capital required for our one- to four-family, home equity and consumer loan portfolios, the decrease (increase) in margin, capital downstreams or upstreams and other capital changes.
Q3 2010 Q2 2010 Q1 2010 Q4 2009 Q3 2009 Q2 2009 Q1 2009
Beginning E*TRADE Bank excess risk-based capital ($MM) 1,008 $        946 $          899 $          985 $          911 $        444 $        715 $
Bank earnings before taxes and before credit losses 198             231             240             247             243          232          181
Provision for loan losses (152)            (166)            (268)            (292)            (347)         (405)         (454)
Loan portfolio run-off
(a)
72               71               85               81               131          101          84
Margin decrease (increase) 22               (90)              (17)              (37)              (30)           (69)           36
Capital downstream (upstream)
(b)
(34)              (25)              (39)              (28)              100          500          -
Other capital changes
(c)
(24)              41               46               (57)              (23)           108          (118)
Ending E*TRADE Bank excess risk-based capital ($MM) 1,090 $        1,008 $        946 $          899 $          985 $        911 $        444 $
(a) The capital release from loan portfolio run-off includes the decrease in risk-based capital required for our one- to four-family, home equity and consumer loan portfolios.
(b) Represents cash flows to and from the parent company.
(c) Represents the capital impact related to changes in other risk-weighted assets.
Appendix
FY 2009
Pre-tax net loss (1,835,431) $
Add back: pre-tax non-cash charge on Debt Exchange 968,254
Adjusted pre-tax net loss (867,177) $
(12) Capital ratios, thresholds and excess capital amounts are at the E*TRADE Bank level.
(13) In the third quarter of 2009, the Company exchanged $1.7 billion aggregate principal amount of interest-bearing corporate debt for an equal principal amount of newly-issued non-interest-
bearing convertible debentures. This Debt Exchange resulted in a pre-tax non-cash charge of $968 million. The following table provides a reconciliation of GAAP pre-tax net loss to non-GAAP pre-tax net loss for FY2009: